ALPS ACTIVE REIT ETF	ALPS ETF TRUST
Nasdaq: REIT	Summary Prospectus March 31, 2024

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://www.alpsfunds.com/exchange-traded-funds/REIT. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus dated March 31, 2024 and statement of additional information dated March 31, 2024, along with the Fund’s most recent annual report dated November 30, 2023, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks total return through dividends and capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.68%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.68%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$69	$218	$379	$846

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended November 30, 2023 the Fund’s portfolio turnover rate was 68% of the average value of the portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”). The Fund will primarily invest in publicly traded common equity securities of U.S. REITs. The Fund may also invest a portion of its assets in publicly traded common equity of U.S. real estate operating companies (not structured as REITs), publicly traded preferred equity of U.S. REITs and real estate operating companies, and cash and cash equivalents. GSI Capital Advisors LLC, the Fund’s sub-adviser (“GSI Capital” or the “Sub-Adviser”), is responsible for implementing the Fund’s investment strategy in connection with its active management of the Fund.

The Sub-Adviser implements a methodical, data driven investment approach in implementing the Fund’s investment strategy. The primary factor influencing the Fund’s investment strategy is individual stock selection based on fundamental research and the Sub-Adviser’s analysis of the intrinsic value of the underlying properties held by REITs, as well as the corresponding intrinsic value of the publicly traded U.S. REITs in which the Fund seeks to invest. The Sub-Adviser’s research and investment process is driven by assessing the relative merits of a company based on a set of variables determined by the Sub-Adviser, with an emphasis on those variables most likely to influence total return. Using this investment process, the Sub-Adviser seeks to invest in eligible companies that trade at the largest discounts to the Sub-Adviser’s assessment of intrinsic value relative to other eligible companies.

The Sub-Adviser’s valuation methodology incorporates multiple complex inputs, including capitalization rates, net operating income growth estimates, the valuation of land and other income or non-income generating assets, and adjustments for marking to market the value of the company’s debt, which are driven by a broad set of proprietary, third-party and public data sources. The Fund may invest in small-, mid- and large-capitalization companies. The Fund considers a “U.S.” company to be one (i) domiciled or with a principal place of business or primary securities trading market in the United States, or (ii) that derives more than 50% of its total revenues or profits from the United States and its stock is listed on an exchange that trades contemporaneously with the Shares. The Fund is actively managed and does not seek to track an index.

PRINCIPAL INVESTMENT RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

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ALPS ACTIVE REIT ETF

Fluctuation of Net Asset Value. The net asset value (“NAV”) of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Nasdaq Stock Market LLC (the “Nasdaq Exchange”). Neither the Adviser nor the Sub-Adviser can predict whether the Shares will trade below, at or above their NAV.

Equity Risk. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, inflation (or expectations for inflation), changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. The values of equity securities, such as common stocks and preferred stock, may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic, political and social conditions, inflation (or expectations for inflation), deflation (or expectations for deflation), changes in the general outlook for corporate earnings, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events, changes in interest or currency rates, recessions, supply chain disruptions, or adverse investor sentiment generally. Equity securities generally have greater price volatility than fixed-income securities. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

Real Estate Investment Risk. The Fund invests in companies in the real estate industry, including real estate investment trusts (“REITs”). Therefore, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, possible declines in the value of real estate; adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds (including changes in interest rates); the impact of changes in environmental laws; overbuilding in a real estate company’s market; and environmental problems. The real estate sector is particularly sensitive to economic downturns and changes to interest rates.

REITs Investment Risk. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, management risk, non-diversification risk, financing risk, cash flow dependency risk, default risk, self-liquidation risk, mortgage financing and interest rate risks, and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities. REITs are also subject to unique federal tax requirements. Dividends received by the Fund from REITs generally will not constitute qualified dividend income.

Active Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Concentration Risk. Real estate companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

Interest Rate Risk. Rising interest rates could result in higher costs of capital for real estate companies, which could negatively impact a real estate company’s ability to meet its payment obligations. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy, such as interest rate changes by the Federal Reserve.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Leverage Risk. Real estate companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a real estate company’s operations and market value in periods of rising interest rates.

Liquidity Risk. Real estate is relatively illiquid and, therefore, a real estate company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions. These risks are especially applicable in conditions of declining real estate values. Liquidity Risk is heightened in a changing interest rate environment.

Management Risk. Real estate companies are dependent upon management skills and may have limited financial resources. Real estate companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between real estate companies and their affiliates may be subject to conflicts of interest, which may adversely affect a real estate company’s shareholders.

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Property Risk. Real estate companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies; catastrophic events; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, changing tastes and values, or increasing vacancies or declining rents.

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected.

Geographic Concentration Risk. To the extent the Fund is significantly comprised of securities of issuers from a single country, such as the United States, the Fund would be more likely to be impacted by events or conditions affecting that country.

Small-, Mid- and Large-Capitalization Company Risk. Smaller and mid-size companies often have a more limited track record, narrower markets, less liquidity, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. As a result, their performance can be more volatile, which may increase the volatility of the Fund’s portfolio. The large capitalization companies in which the Fund invests may underperform other segments of the equity market or the equity market as a whole.

Non-Diversified Fund Risk. The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

New Fund Risk. The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

FUND PERFORMANCE

The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for certain time periods compare with the average annual returns of the Fund’s benchmark index and an index that represents a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Total return figures assume reinvestment of dividends and capital gains distributions and include the effect of the Fund’s recurring expenses. Updated performance information is available online at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (calendar years ended 12/31)

Highest Quarterly Return	16.11%	December 31, 2023
Lowest Quarterly Return	-14.69%	June 30, 2022

The after-tax returns presented in the table below are calculated using highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your specific tax situation and may differ from those shown below. After-tax returns are not relevant to investors who hold Shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns
For periods ended December 31, 2023

	1 Year	Since Inception (February 25, 2021)
Return Before Taxes	13.74%	6.25%
Return After Taxes on Distributions	12.39%	4.72%
Return After Taxes on Distributions and Sale of Fund Shares	8.08%	4.16%
S&P United States REIT Index* (reflects no deduction for fees, expenses or taxes)	13.77%	5.54%
Bloomberg US 1000 Index*,‡ (reflects no deduction for fees, expenses or taxes)	26.66%	8.37%

*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

‡	This index represents a broad measure of market performance and has been added to comply with new regulatory requirements.

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ALPS ACTIVE REIT ETF

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors” or the “Adviser”) is the investment adviser to the Fund. GSI Capital Advisors LLC (“GSI Capital” or the “Sub-Adviser”) is the Sub-Adviser.

PORTFOLIO MANAGERS

Nicholas Tannura, Chief Investment Officer, and Julie Pence, Portfolio Manager, each of GSI Capital are responsible for the day-to-day management of the Fund. Mr. Tannura and Ms. Pence have each served in such capacity since inception of the Fund.

PURCHASE AND REDEMPTION OF SHARES

Individual Shares may only be purchased and sold in secondary market transactions through brokers. Shares are listed for trading on the Nasdaq Exchange under the ticker symbol REIT and, because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Adviser, Sub-Adviser, or other related companies may pay the intermediary for the sale of Shares or related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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